UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2005


                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     1-6364
                            (Commission File Number)

          New Jersey                                      22-1901645
  (State of incorporation)                     IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01.    Other Events

         South Jersey Industries, Inc. (the "Company") announced today that its Board of Directors has approved a 2-for-1 split of the Company's common stock, contingent upon approval by the Company's shareholders of a proposal to increase the number of authorized shares of the Company's common stock. The proposal will be voted upon at the Company's 2005 annual meeting of shareholders to be held on April 21, 2005. The Board of Directors has not yet determined the record date or the effective date of the stock split. Such information will be announced upon determination by the Board.

         A copy of the press release announcing the stock split is attached as
Exhibit 99 hereto.


Item 9.01.    Exhibits

(c)  Exhibits

Exhibit Number       Description

         99 Press release issued by South Jersey Industries dated March 3, 2005.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOUTH JERSEY INDUSTRIES, INC.

Date: March 3, 2005              By:  /s/ David A. Kindlick
                                      ---------------------------------------
                                      David A. Kindlick
                                      Vice President & Chief Financial Officer